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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 31, 1997, included in PageMart Wireless, Inc. Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Registration Statement No. 33-91142 on Form S-3.


                                          ARTHUR ANDERSEN LLP

Dallas, Texas

July 10, 1997